Subsequent Event	6 Months Ended
Jun. 30, 2020
Subsequent Events [Abstract]
SUBSEQUENT EVENT
NOTE 16:	SUBSEQUENT EVENT

a.	Acquisition of Delphi Technology Inc.

On July 27, 2020, the Company completed the acquisition of Delphi Technology Inc. (“Delphi”), a software vendor focused on the medical professional liability insurance carrier markets in the United States. The total purchase price was $19.6 million in cash.